Exhibit (16)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in her capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ Maureen Fonseca
Maureen Fonseca

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ John R.Galvin
John R.Galvin

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ John F. Maher
John F. Maher

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ Frank A. McPherson
Frank A. McPherson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, her attorneys-in-fact and agent, with full power of substitution and resubstitution, for in her name and stead, in her capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ Betsy S. Michel
Betsy S. Michel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints Paul B. Goucher, Judith G. Kuhlmann and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ William C. Morris
William C. Morris

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ Leroy C. Richie
Leroy C. Richie

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ Robert L. Shafer
Robert L. Shafer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ James N. Whitson
James N. Whitson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Municipal Fund Series, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission an Amendment to a Registration Statement on Form N-14 and further amendments thereto, as necessary, under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, hereby constitutes and appoints William C. Morris and Paul B. Goucher, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Amendment to a Registration Statement or further amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 27th day of August, 2008.

/s/ Brian T. Zino
Brian T. Zino